UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23417

X-Square Balanced Fund, LLC

(Exact name of Registrant as specified in charter)

Popular Center

209 Munoz Rivera, Suite 1111

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Joshua B. Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (787)282-1621

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

*	Explanatory Note: The Registrant is filing this amendment (the “Amendment”) to its form N-CSR for the period ended December 31, 2021, originally filed March 2, 2022 with Accession Number 0001398344-22-005105(the “Original Filing”), for the sole purpose of supplementing the Original Filing by attaching a letter from Fund’s previous independent registered public accountant in response to the statements made by the Fund in response to Item 304(a) of Regulation S-K. The letter is attached hereto as an exhibit.

Items 1 through 12, Item 13(a)(1-3) and Item 13(b) of this Amendment are incorporated herein by reference to the Original Filing.

Item 13.	Exhibits.

99	Auditor Review Regarding Changes in Independent Registered Public Accountant.

(a)(4)	The response letter from the Registrant’s previous independent registered public accountant is filed hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

X-Square Balanced Fund, LLC

By:	/s/ Ignacio Canto
Ignacio Canto
Principal Executive Officer/President

Date:	September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

X-Square Balanced Fund, LLC

By:	/s/ Ignacio Canto
Ignacio Canto
Principal Executive Officer/President

Date:	September 23, 2022

By:	/s/ Cristina Perez
Cristina Perez
Principal Financial Officer/Treasurer

Date:	September 23, 2022